Fair Value Measurements - Schedule of Investments accounted at Fair Value (Detail) - 6 months ended Jun. 30, 2020 - Investment Accounted Fair Value [Member] ¥ in Millions, $ in Millions	CNY (¥)	USD ($)
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Begining Balance	¥ 1,819
Additions	129
Disposals	(14)
Net unrealized fair value increase (decrease) recognized in earning	(110)
Foreign currency translation adjustments	7
Ending balance	¥ 1,831	$ 259